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                                                                    Exhibit 10.7

                            SELLER RELEASE AGREEMENT
                            ------------------------

     THIS SELLER RELEASE AGREEMENT (this "Agreement") dated November 24, 2003 is entered into between CONAGRA FOODS, INC., a Delaware corporation ("ConAgra") and UAP HOLDING CORP., a Delaware corporation ("UAP").

RECITALS:
---------

     (a) ConAgra and UAP are parties to that certain Stock Purchase Agreement, dated October 29, 2003 (the "Definitive Agreement") pursuant to which ConAgra agreed to sell, and UAP agreed to purchase, all of the issued and outstanding shares of the capital stock of the Acquired Companies.

     (b) Pursuant to the terms of the Definitive Agreement, ConAgra agreed to execute and deliver, and cause those of its Subsidiaries set forth on the signature page hereto to execute and deliver, to Apollo an agreement pursuant to which ConAgra and its Subsidiaries release the Acquired Companies and the Company Employees from all matters arising prior to the Closing Date except as provided herein.

AGREEMENT:
----------

     1. Release. Except as expressly provided below, ConAgra and each of its Subsidiaries hereby expressly releases any and all Liabilities, Actions, causes of action, or other matters, whether known or unknown, it has or may have against the Acquired Companies and its respective officers, directors and employees (in their capacities as officers, directors and employees) and/or the Company Employees (in their capacities as Company Employees) relating to, or arising out of, or in any way connected with events or happenings which occurred or failed to occur on or prior to the date hereof. Notwithstanding the foregoing, this Release shall not apply to, and ConAgra and each Subsidiary reserves all claims and rights it may have against the Acquired Companies with respect to (i) claims arising under the Definitive Agreement, the Ancillary Agreements, or any other agreement entered into in connection with the transactions contemplated by the Definitive Agreement, (ii) items 1, 5 and 6 of
Exhibit 9.3.1 to the Definitive Agreement, and (iii) claims arising from any act by any Acquired Company and/or any Company Employee constituting fraud, gross negligence or willful misconduct.

     2. Notices. Any notices, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed in accordance with the provisions of the Definitive Agreement.

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     3.   Assignment. None of the parties hereto shall assign its rights or delegate its duties under this Agreement without the prior written consent of the other parties hereto except to an Affiliate of such party and except that UAP may assign and/or charge all or any of its rights under this Agreement by way of security to any bank(s) and/or holders of any debt securities and/or financial institution(s) and/or hedge counterparties and/or any other person (together, the "Financiers") lending money or making other banking facilities available to the Acquired Companies, UAP and their respective affiliates or to any Financiers who provide funds on or in connection with any subsequent refinancing of any such funding or to any person from time to time appointed by any Financier to act as a security trustee on behalf of such Financier; without limitation to the foregoing, any such person or Financier may assign such rights on any enforcement of the security under such finance arrangement; provided further, however, that no assignment under this Section 3 shall relieve UAP of its obligations hereunder. Subject to the foregoing, this Agreement shall be binding on, and inure to the benefit of, the parties and their respective affiliates, successors and assigns.

     4.   Miscellaneous.

     4.1 Defined Terms. Unless the context requires otherwise, each defined term used herein shall have the same meaning given to such defined term in the Definitive Agreement.

     4.2 Terms Generally. The headings of Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument is to it as amended and supplemented from time to time.

     4.3 Amendments. This Agreement may not be amended or supplemented, nor may any rights hereunder be waived, except in writing signed by each of the parties affected thereby.

     4.4 Severability. If any provision or any part of any provision of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement or part hereof which shall continue in full force and effect.

     4.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.6 Governing Law. The validity, interpretation, enforceability and performance of this Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to choice of law or conflicts of law provisions.

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     4.7  Waiver. The waiver by any party of any instance of any other party's noncompliance with any obligation or responsibility herein shall not be deemed a waiver of other instances or of any party's remedies for such noncompliance. No delay or failure by one party to exercise any right or remedy against another party will be construed as a waiver of that right or remedy.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly and lawfully authorized officers or legal representatives effective as of the day and year first above written.

CONAGRA FOODS, INC.,                      UAP HOLDING CORP.,
a Delaware corporation                    a Delaware corporation


By:        /s/ Patrick K. Koley           By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


CONAGRA TRADE GROUP, INC.,
a Delaware corporation


By:        /s/ Patrick K. Koley
     ---------------------------------
Its:       Authorized Signatory
     ---------------------------------


CONAGRA FERTILIZER COMPANY,
a Nebraska corporation


By:        /s/ Patrick K. Koley
     ---------------------------------
Its:       Authorized Signatory
     ---------------------------------


CONAGRA BRANDS, INC.,
a Nebraska corporation


By:        /s/ Patrick K. Koley
     ---------------------------------
Its:       Authorized Signatory
     ---------------------------------


CONAGRA INTERNATIONAL FERTILIZER
COMPANY,
a Delaware corporation


By:        /s/ Patrick K. Koley
     ---------------------------------
Its:       Authorized Signatory
     ---------------------------------


CGRT, INC.,
a Nebraska corporation


By:        /s/ Patrick K. Koley
     ---------------------------------
Its:       Authorized Signatory
     ---------------------------------


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E-CONAGRA.COM, INC.,
a Delaware corporation


By:        /s/ Patrick K. Koley
     ---------------------------------
Its:       Authorized Signatory
     ---------------------------------


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